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                                                                   EXHIBIT 10.10

                    SUBORDINATION AND INTERCREDITOR AGREEMENT
         (LaSalle Bank National Association/Argent Fund Management Ltd.)


      THIS SUBORDINATION AND INTERCREDITOR AGREEMENT dated as of October 7, 2003 (as amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into among AKORN, INC., a Louisiana corporation ("Akorn"), AKORN (NEW JERSEY), INC., an Illinois corporation ("Akorn NJ"; together with Akorn, each a "Company" and collectively, the "Companies"), LASALLE BANK NATIONAL ASSOCIATION, as Senior Agent (as hereinafter defined) for Senior Lenders under the Credit Agreement (as hereinafter defined), and ARGENT FUND MANAGEMENT LTD. (the "Subordinated Lender").

                                    RECITALS

      A. The Senior Agent, certain financial institutions (together with the successors and assigns thereof, "Senior Lenders") and the Companies have entered into a Credit Agreement, dated as of the date hereof (as from time to time amended, modified, extended, renewed, refinanced, or restated, the "Credit Agreement"), together with the other Loan Documents (as defined in the Credit Agreement), whereby the Senior Lenders have made and shall make available to each of the Companies certain loans and other financial accommodations therein set forth. All of the Companies' obligations under the Senior Loan Documents (as hereinafter defined) are secured by assignments of and security interests in substantially all of the now or hereafter acquired assets of the Companies and their Subsidiaries, all as more fully set forth in the Loan Documents.

      B. Akorn has issued Subordinated Promissory Note of even date herewith in the principal amount of $50,000.00 (the "Subordinated Note", together with all guarantees and other documents or instruments executed in connection therewith (as from time to time modified, extended, renewed, refinanced or restated to the extent permitted by the terms of this Agreement, collectively the "Subordinated Documents")) in favor of the Subordinated Lender.

      C. As a condition of the financing accommodations under the Loan Documents, the parties hereto are required to enter into this Agreement to establish the relative rights and priorities of the Senior Agent, the Senior Lenders and the Subordinated Lender under the Senior Loan Documents and the Subordinated Documents.

      D. The Subordinated Lender will benefit from the financing accommodations made by the Senior Lenders under the Credit Agreement and the other Loan Documents. The Subordinated Lender and the Companies desire to enter into this Agreement in order to induce the Senior Lenders to enter into the Credit Agreement. The Subordinated Lender acknowledges that the Senior Lenders would not enter into the Senior Loan Documents but for the execution of this Agreement.
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      In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

      1. Definitions. Except as otherwise provided herein, all capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement, provided that the following terms shall have the meanings set forth below:

      "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.Section101 et. seq.) or any replacement or supplemental federal statute dealing with the bankruptcy of debtors.

      "Company" and "Companies" shall have the meaning set forth in the preamble hereof.

      "Company Property" means all assets, property and property rights, of any kind or nature, tangible or intangible, now or hereafter existing, in which either Company or any Obligor owns, asserts or maintains an interest.

      "Credit Agreement" shall have the meaning set forth in the recitals hereof.

      "Finally Paid" or "Final Payment," when used in connection with the Senior Indebtedness, means the full and indefeasible payment in cash of all of the Senior Indebtedness and the irrevocable termination of all Commitments of all the Senior Lenders under the Senior Loan Documents.

      "Liens" means any mortgage, deed of trust, pledge, lien, security interest, charge, set-off right or other encumbrance, whether now existing or hereafter created, acquired or arising.

      "Obligor" means any guarantor or obligor of any Senior Indebtedness.

      "Proceeding" means any voluntary or involuntary proceeding commenced by or against either Company or any Obligor under any provision of the Bankruptcy Code, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with its creditors, or proceedings seeking dissolution, receivership, reorganization, arrangement, or other similar relief.

      "Senior Agent" means LaSalle Bank National Association, as Administrative Agent for Senior Lenders, or any other Person appointed by the holders of the Senior Indebtedness as administrative agent for purposes of the Senior Loan Documents and this Agreement, together with the successors and assigns of all of the foregoing.

      "Senior Indebtedness" means all obligations, liabilities and indebtedness of every nature of either Company or any Obligor from time to time owed to the Senior Agent or any Senior Lender under the Senior Loan Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all premium, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding,


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including any Hedging Obligations and Bank Product Obligations at any time due and owing to any Senior Lender, together with (a) any indebtedness which refinances such principal, interest or other obligations and any amendments, modifications, renewals, restatements, refinancings or extensions thereof and
(b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is allowed in any Proceeding. Senior Indebtedness shall be deemed to be outstanding until it is Finally Paid.

      "Senior Loan Documents" means the Credit Agreement, the other Loan Documents and all other agreements, documents and instruments executed from time to time in connection therewith, in each case as from time to time renewed, extended, amended, restated or modified and all agreements and instruments evidencing full or partial refundings or refinancings of the indebtedness thereunder.

      "Subordinated Indebtedness" means all obligations, liabilities and indebtedness of every nature of either Company or any Obligor from time to time owed to the Subordinated Lender under the Subordinated Documents, including the principal amount of all debts, claims and indebtedness, accrued and unpaid interest and all premium, fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable under or in respect of the Subordinated Documents, whether before or after the filing of a Proceeding (including any amounts payable by either Company or any Obligor in connection with put, redemption, repurchase or repurchase rights under any warrants or any Capital Securities of either Company or any Obligor held by the Subordinated Lender), together with (a) any amendments, modifications, renewals, restatements, refinancings or extensions thereof and (b) any interest accruing thereon after the commencement of a Proceeding, without regard to whether or not such interest is allowed in any Proceeding.

      "Subordinated Lender Remedies" means any action (a) to take from or for the account of either Company, any Obligor, any other guarantor of the Subordinated Indebtedness or any other Person, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by either Company (other than receipt of payments of Subordinated Indebtedness to the extent permitted by this Agreement), any Obligor, any such guarantor or any other Person with respect to the Subordinated Indebtedness, (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding (including any Proceeding) against either Company, any Obligor, any such guarantor or any other Person to (i) enforce payment of or to collect the whole or any part of the Subordinated Indebtedness or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Documents or applicable law with respect to the Subordinated Indebtedness, (c) to accelerate the Subordinated Indebtedness, (d) to exercise any put, repurchase or similar option or to cause either Company, any Obligor, any such guarantor or any other Person to honor any redemption or mandatory prepayment obligation under any Subordinated Document or (e) to take any action under the provisions of any state or federal law, including the UCC, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any Company Property or any property or assets of any such guarantor or any other Person.

      "Subordinated Lender" shall have the meaning set forth in the preamble hereof.


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      "Subordinated Note" shall have the meaning set forth in the recitals hereof.

      "UCC" means Article 9 of the Uniform Commercial Code, as in effect in any relevant jurisdiction.

      2. Subordination of Subordinated Indebtedness to Senior Indebtedness. Each Company covenants and agrees, and the Subordinated Lender by its acceptance of the Subordinated Documents (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Documents, that the payment of any and all of the Subordinated Indebtedness shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the Final Payment of all Senior Indebtedness; provided that the foregoing shall in no way limit the ability of each company to pay the amounts detailed in the proviso to Section 6 below. Each holder of Senior Indebtedness, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Indebtedness in reliance upon the provisions contained in this Agreement.

      3. Subordination of Liens.

      (a) The Subordinated Lender hereby covenants and agrees that any Liens and rights of any kind the Subordinated Lender may now have and hereafter acquire (or be deemed to now have or hereafter acquire) against either Company or any Obligor and/or any Company Property, if any, shall be subordinate and subject to the Liens and rights against either Company, Obligors and/or Company Property of the Senior Lenders arising from or out of the Senior Indebtedness, regardless of the order, time or manner in which any Liens attach to or are perfected in any Company Property.

      (b) If (x) either Company or any Obligor, as the case may be, desires to make any distribution or payment or to sell any Company Property as to which the Senior Lenders have provided their written consent or which is otherwise permitted under the Senior Loan Documents or (y) the Senior Lenders release their Lien in connection with any sale or disposition of any Company Property, the Subordinated Lender shall be deemed to have consented to such disposition and shall execute such releases with respect to such Company Property to be sold as the Senior Agent or the Senior Lenders request to evidence the release of any Lien against such property the Subordinated Lender may have or be deemed to have. The Subordinated Lender hereby irrevocably appoints the holders of the Senior Indebtedness, or the Senior Agent on their behalf, as the true and lawful attorneys of the Subordinated Lender for the purpose of executing and filing any such releases. The Subordinated Lender hereby waives any rights the Subordinated Lender has or may have in the future to object to the appointment of a receiver for all or any portion of the equity or the assets of either Company or any Obligor or to require any Senior Lender to marshal the collateral and agrees that each Senior Lender may proceed against the collateral in any order that it deems appropriate in the exercise of its absolute discretion.

      4. Warranties and Representations of Companies and Subordinated Lender.


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      (a) Each Company and the Subordinated Lender hereby severally represent and warrant to the Senior Lenders that each Senior Lender has been furnished with a true and correct copy of all instruments and securities in existence as of the date hereof evidencing or pertaining to the Subordinated Indebtedness.

      (b) Each Company hereby represents and warrants to the Senior Lenders that this Agreement has been duly executed and delivered by each Company and constitutes a legal, valid and binding obligation of each Company enforceable in accordance with its terms except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity.

      (c) The Subordinated Lender represents and warrants to the Senior Lenders:
(i) that this Agreement has been duly executed and delivered by the Subordinated Lender and constitutes a legal, valid and binding obligation of the Subordinated Lender enforceable against the Subordinated Lender in accordance with its terms, except to the extent that the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and general principles of equity, (ii) that the Subordinated Lender has not relied and shall not rely on any representation or information of any nature made by or received from any Senior Lender relative to either Company or any Obligor in deciding to execute this Agreement or to permit it to continue in effect (iii) that the Subordinated Lender is the current holder of the Subordinated Indebtedness.

      (d) Notwithstanding anything contained in this Agreement to the contrary, the Subordinated Lender hereby represents and warrants to the Senior Agent and each Company that the Subordinated Lender has no security interest in or Lien on any assets of either Company or any Obligor or any Company Property.

      5. Negative Covenants. Until all of the Senior Indebtedness has been Finally Paid: (A) the Subordinated Lender shall not demand, accept or acquire from either Company or any Obligor any security interest in or Lien on any assets of either Company or any Obligor or any Company Property, nor any collateral from either Company or any Obligor; (B) neither Company shall discharge the Subordinated Indebtedness other than in accordance with the terms of the Subordinated Documents; (C) the Subordinated Lender shall not demand or accept from either Company, any Obligor or other Person any consideration which would result in a discharge of the Subordinated Indebtedness; (D) the Subordinated Lender shall not hereafter give any subordination in respect of the Subordinated Indebtedness; and (E) neither Company shall hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Indebtedness, and the Subordinated Lender shall not receive any such writing, except upon the condition that such security shall bear the legend referred to in Section 25 below and a true copy thereof shall be thereupon promptly furnished to the Senior Agent.

      6. Permitted Payments. Notwithstanding the terms of the Subordinated Documents, each Company hereby agrees that it shall not make (and will not permit any other Obligor to make), and the Subordinated Lender hereby agrees that it will not accept, any payment or



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distribution with respect to the Subordinated Indebtedness including any payment or distribution received through the exercise of any right of setoff, counterclaim or crossclaim, until the Senior Indebtedness is Finally Paid; provided that the Companies may make to the Subordinated Lender and the Subordinated Lender may accept payments in kind (but not in cash) in respect of interest on the Subordinated Indebtedness, all on a non-accelerated basis and in accordance with the terms of the Subordinated Documents.

      7. Forbearance of Legal Remedies.

      (a) Until the Senior Indebtedness is Finally Paid, the Subordinated Lender shall not, without the prior written consent of the Senior Agent, exercise any Subordinated Lender Remedies.

      (b) Notwithstanding anything contained herein to the contrary or any rights or remedies available to the Subordinated Lender under any of the Subordinated Documents, applicable law or otherwise, prior to the time that the Senior Indebtedness has been Finally Paid, any payments, distributions or other proceeds obtained by the Subordinated Lender from the exercise of any Subordinated Lender Remedies shall in any event be held in trust by it for the benefit of the Senior Agent and the Senior Lenders and promptly paid or delivered to the Senior Agent for the benefit of the Senior Lenders in the form received.

      8. Dissolution, Liquidation, Reorganization or Bankruptcy. (a) In the event of any Proceeding involving either Company or any Obligor:

            (i) all Senior Indebtedness shall be Finally Paid before the Subordinated Lender shall be entitled to receive any payment on account of any Subordinated Indebtedness; and

            (ii) any payment or distribution of assets of such Person of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for these provisions, shall be paid by the liquidating trustee or agent or other Person making such payment or distribution directly to the Senior Agent, to the extent necessary to make Final Payment of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness. The Subordinated Lender irrevocably authorizes, empowers and directs any debtor, debtor-in-possession, receiver, trustee or agent or other person having authority, to pay or otherwise deliver all such payments or distributions to Senior Agent.

      (b) Until the Senior Indebtedness has been Finally Paid, if a Proceeding shall occur and be continuing, the Subordinated Lender shall file all claims it may have against either Company or any Obligor, and shall direct the debtor in possession or trustee in bankruptcy, as appropriate, to pay over to the Senior Agent all amounts due to the Subordinated Lender on account of the Subordinated Indebtedness until the Senior Indebtedness has been Finally Paid. If the Subordinated Lender fails to file such claims or to vote such claims prior to 30 days before the expiration of time to do so, the Senior Agent may (but shall have no obligation to) file and/or vote such claims in the Subordinated Lender's name on behalf of the Senior Lenders. If the


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Senior Agent votes any such claim in accordance with the authority granted hereof, the Subordinated Lender shall not be entitled to withdraw or change such vote.

      (c) The Subordinated Lender agrees, in connection with any such Proceeding, that while it shall retain the right to vote and otherwise act in any such proceeding (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), it will not take any action or vote in any way so as to (i) contest the validity of the Liens securing the Senior Indebtedness, (ii) contest the enforceability of any of the Senior Loan Documents, (iii) contest the Senior Lenders' priority position over the Subordinated Lender created by this Agreement or (iv) take any position or action which would have directly or indirectly any of the following effects: (A) extension of the final maturity of and/or forgiveness, reduction or cram-down of the Senior Indebtedness or deferral of any required payment in respect of Senior Indebtedness, (B) opposing or objecting to initiatives or claims by the Senior Lenders for adequate protection or relief from the automatic stay, use of cash collateral or super-priority expense of administration for failure of adequate protection, (C) challenging in any respect treatment of the Senior Indebtedness as a first priority perfected fully secured claim, (D) blocking current payment of any obligation in respect of Senior Indebtedness, (E) assenting to or supporting any requested extension of the exclusivity period for the submission by Company of any plan of reorganization or liquidation under the Bankruptcy Code unless such extension is assented to or supported by the Senior Lenders; and (F) opposing or objecting to any sale or lease of any Company Property that has been consented to by the holders of Senior Indebtedness. In the event of any violation of any provisions of this section by the Subordinated Lender, the Senior Lenders may in the name of the Subordinated Lender, or in their own name thereafter amend, modify or rescind any such prior act taken or vote issued, in violation of this Agreement.

      (d) Until the Senior Indebtedness has been Finally Paid, if a Proceeding shall occur and be continuing, the Subordinated Lender hereby (i) expressly consents to any Senior Lender's providing post-petition financing to either Company or any Obligor or the granting by either Company or any Obligor to any Senior Lender of senior liens and priorities in connection therewith and/or the use of cash collateral and (ii) agrees that adequate notice of such financing or cash collateral usage to the Subordinated Lender shall have been provided if the Subordinated Lender received notice in accordance with Section 16 hereof 2 Business Days prior to the entry of any order approving such financing or cash collateral usage.

      (e) If the Subordinated Lender has or at any time acquires any security interest or Lien for the Subordinated Indebtedness, the Subordinated Lender agrees not (i) to initiate any proceeding involving the marshalling of any Company Property (whether in a Proceeding or otherwise) or (ii) to assert any right it may have to "adequate protection" of its interest, if any, in such security in any Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, in each case without the prior written consent of the Senior Agent (not to be unreasonably withheld or delayed). The Subordinated Lender waives any claim or defense the Subordinated Lender may now or hereafter have arising out of the election by any Senior Lender in any Proceeding instituted under Chapter 11 of the Bankruptcy Code of any use of cash collateral, any borrowing or any grant of a security interest under Sections 363 and/or 364 of the Bankruptcy Code by either Company or any Obligor, as debtor-in-possession. The



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Subordinated Lender agrees that it will not object to or oppose a sale or other disposition of any property securing all or any part of the Senior Indebtedness free and clear of any security interests or other Liens or other claims of the Subordinated Lender under Section 363 of the Bankruptcy Code if the Senior Agent has consented to such sale or disposition. The Subordinated Lender further agrees that it will not seek to participate on any creditors committee without the Senior Agent's prior written consent. To the extent that any Senior Lender receives payments on, or proceeds of collateral for, the Senior Indebtedness which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then as between such Senior Lender and the Subordinated Lender hereunder, to the extent of such payment or proceeds received, the Senior Indebtedness, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by such Senior Lender.

      9. Obligation of Company Unconditional. Nothing contained herein or in the Senior Loan Documents is intended to or shall impair, as between either Company and the Subordinated Lender only, the obligation of the Companies, which is absolute and unconditional, to pay to the Subordinated Lender the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or to affect the relative rights of the Subordinated Lender and creditors of the Companies other than the Senior Lenders.

      10. Subordination Rights Not Impaired by Acts or Omissions of either Company or Holders of Senior Indebtedness.

      (a) No right of any present or future holders of any Senior Indebtedness to enforce the subordination provisions as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of either Company; by any act or failure to act by any such holder; by any act or failure to act by any other holder of the Senior Indebtedness; or by any noncompliance by either Company with the terms hereof, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The Subordinated Lender shall not be released, nor shall the Subordinated Lender's obligation hereunder be in anyway diminished, by any of the following:
(i) the exercise or the failure to exercise by any Senior Lender of any rights or remedies conferred on it or them under the Senior Loan Documents, hereunder or existing at law or otherwise, or against any Company Property; (ii) the commencement of an action at law or the recovery of a judgment at law against either Company or any Obligor for the performance of the Senior Indebtedness and the enforcement thereof through levy or execution or otherwise; (iii) the taking or institution or any other action or proceeding against either Company or any Obligor; (iv) any delay in taking, pursuing, or exercising any of the foregoing actions, rights, powers, or remedies (even though requested by the Subordinated Lender) by any Senior Lender or anyone acting for any Senior Lender; (v) any lack of validity or enforceability of any Senior Loan Document; (vi) the release or non-perfection of any collateral securing the Senior Indebtedness; or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, either Company or any Obligor in respect of the Senior Indebtedness or Subordinated Lender in respect of this Agreement (other than the Final Payment of the Senior Indebtedness).


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      (b) Without limiting the generality of the foregoing, and anything else contained herein to the contrary notwithstanding, any Senior Lender, from time to time, without prior notice to or the consent of the Subordinated Lender, may take all or any of the following actions without in any manner affecting or impairing the obligation or liability of the Subordinated Lender hereunder: (i) obtain a Lien in any property to secure any of the Senior Indebtedness; (ii) obtain the primary and secondary liability of any party or parties with respect to any of the Senior Indebtedness; (iii) renew, extend, or otherwise change the time for payment of the Senior Indebtedness or any installment thereof for any period, or change the interest rates and fees with respect to the Senior Indebtedness; (iv) renew, reaffirm, extend, release or otherwise change any liability of any nature of any person or entity, including any Obligor, with respect to the Senior Indebtedness; (v) exchange, enforce, waive, release, and apply any Company Property and direct the order or manner of sale thereof as such Senior Lender may in its discretion determine; (vi) enforce its rights hereunder, whether or not such Senior Lender shall proceed against any other Person; (vii) exercise its rights to consent to any action or non-action of either Company or any Obligor which may violate the covenants and agreements contained in the Senior Loan Documents, with or without consideration, on such terms and conditions as may be acceptable to it; or (viii) exercise any of its rights conferred by the Senior Loan Documents or by law.

      11. Waivers. Each Company and the Subordinated Lender hereby waive, to the fullest extent permitted by law, any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance of this Agreement in any action brought therefor by the Senior Lenders. To the fullest extent permitted by law and except as to any notices specified in this Agreement, notices regarding the intended sale or disposition of any portion of the collateral held by the Senior Lenders, or any notice which may not be waived in accordance with the UCC, each Company and the Subordinated Lender hereby further waive: (a) presentment, demand, protest, notice of protest, notice of default or dishonor, notice of payment or nonpayment and any and all other notices and demands of any kind in connection with all negotiable instruments evidencing all or any portion of the Senior Indebtedness or the Subordinated Indebtedness to which the Companies or the Subordinated Lender may be a party;
(b) prior notice of and consent to any loans made, extensions granted or other action taken in reliance thereon; and (c) all other demands and notices of every kind in connection with this Agreement, the Senior Indebtedness or the Subordinated Indebtedness. The Subordinated Lender consents to any release, renewal, extension, compromise or postponement of the time of payment of the Senior Indebtedness, to any substitution, exchange or release of collateral therefor, and to the addition or release of any person primarily or secondarily liable thereon.

      12. No Estoppel. Neither the failure nor any delay on the part of any Senior Lender to exercise any right, remedy, power or privilege hereunder shall operate as a waiver thereof or give rise to an estoppel, nor be construed as an agreement to modify the terms of this Agreement, nor shall any single or partial exercise of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver by a party hereunder shall be effective unless it is in writing and signed by the party making such waiver, and then only to the extent specifically stated in such writing.


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      13. Incorrect Payments; Specific Performance. If either Company or any
Obligor shall make or the Subordinated Lender shall collect any payment on account of the principal of, premium or interest on or any other amounts due under the Subordinated Indebtedness in contravention of this Agreement, such payments shall be held in trust by the Subordinated Lender and not commingled with any assets of the Subordinated Lender and shall be paid over and delivered to the Senior Agent, for the benefit of the Senior Lenders, promptly upon receipt thereof. At any time the Subordinated Lender fails to comply with any provision of this Agreement, the Senior Lenders may demand specific performance of this Agreement, whether or not either Company has complied with this Agreement, and may exercise any other remedy available at law or equity.

      14. Amendment of the Subordinated Documents and Senior Loan Documents. The Subordinated Lender agrees that it will not, without the prior written consent of the Senior Agent, agree to any amendment, modification, waiver or supplement to the Subordinated Documents. The Senior Indebtedness may at any time be amended, extended, modified, restated, refinanced or waived without limitation, without notice to, or the consent of, the Subordinated Lender.

      15. Inconsistent or Conflicting Provisions; Construction. If a provision of the Senior Loan Documents or the Subordinated Documents is inconsistent or conflicts with the provisions of this Agreement, the provisions of this Agreement shall govern and prevail. The term "including" is not limiting and means "including without limitation." In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

      16. Notices. Any notice, consent or other communication provided for in this Agreement shall be in writing and shall be delivered personally (effective upon delivery), via facsimile (effective upon confirmation of transmission), via overnight courier (effective the next Business Day after dispatch if instructed to deliver on next business day) or via U.S. Mail (effective 3 days after mailing, postage prepaid, first class) to each party at its address(es) and/or facsimile number(s) set forth on Annex I hereto, or to such other address as either party shall specify to the other in writing from time to time. The Subordinated Lender shall provide the Senior Agent with written notice promptly upon the occurrence of an event of default under the Subordinated Documents.

      17. Entire Agreement. This Agreement constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, whether express or implied, oral or written. Neither this Agreement nor any portion or provision hereof may be changed, waived or amended orally or in any manner other than by an agreement in writing signed by the Senior Agent and the Subordinated Lender; provided that any such change, waiver or amendment shall be binding upon each Company by their written consent thereto. This Agreement shall constitute a Loan Document and the recitals hereto shall constitute part of this Agreement.

      18. Additional Documentation. Each Company and the Subordinated Lender shall execute and deliver to the Senior Agent such further instruments and shall take such further action (in each case, at the cost of the Companies) as the Senior Agent may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

      19. Expenses. The Companies, joint and severally, agree to pay the Senior Agent and the Senior Lenders on demand all expenses of every kind, including Attorney Costs, that the Senior Agent or the Senior Lenders incur in enforcing any of their rights against either Company and/or the Subordinated Lender under this Agreement.

      20. Successors and Assigns.

      (a) This Agreement shall inure to the benefit of each Senior Lender, the Subordinated Lender, and their respective successors and assigns, and shall be binding upon each Company and its successors and assigns, and each Senior Lender, the Subordinated Lender and their respective transferees, successors and assigns, including any subsequent holders of the Subordinated Note. Any Senior Lender, without prior notice or consent of any kind, may sell, assign or transfer any Senior Indebtedness, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by such Person to enforce this Agreement in full against each Company and the Subordinated Lender, by suit or otherwise, for its own benefit.

      (b) The Subordinated Lender shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Indebtedness or any Subordinated Document without the prior written consent of the Senior Agent which consent shall not be unreasonably withheld or delayed.

      (c) Notwithstanding the failure of any transferee to execute or deliver an agreement substantially identical to this Agreement, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Indebtedness, and the terms of this Agreement shall be binding upon the successors and assigns of each Subordinated Indebtedness, as provided in this Section 20.

      (d) The Subordinated Lender hereby agrees that any party that refinances the Senior Indebtedness of the Senior Lenders may rely on and enforce this Agreement as if it were such Senior Lender. The Subordinated Lender further hereby agrees that it will, at the request of such Senior Lender, enter into an agreement, in the form of this Agreement, mutatis mutandis, to subordinate the Subordinated Indebtedness, to the same extent as provided herein, to the party refinancing all or a portion of such Senior Indebtedness; provided that the failure of the Subordinated Lender to execute such an agreement shall not affect such party's right to rely on and enforce the terms of this Agreement.

      21. Covenant Not to Challenge. This Agreement has been negotiated by the parties with the expectation and in reliance upon the assumption that the instruments and documents evidencing the Senior Indebtedness are valid and enforceable. In determining whether to enter into this Agreement, the Subordinated Lender has assumed such validity and enforceability, and has agreed to the provisions contained herein, without relying upon any reservation of a right to challenge or call into question such validity or enforceability. As between any Senior Lender and the Subordinated Lender, the Subordinated Lender hereby covenants and agrees, to the fullest extent permitted by law, that it shall not initiate in any proceeding a challenge to the validity or enforceability of the documents and instruments evidencing the Senior Indebtedness or the validity, perfection or priority of any Lien of the Senior Agent or the Senior Lenders securing the Senior Indebtedness, nor shall the Subordinated Lender instigate other parties to raise any such challenges, nor shall the Subordinated Lender participate in or otherwise assert any such challenges which are raised by other parties.

      22. Subrogation. Subject to the Final Payment of all Senior Indebtedness and the provisions of Section 24 hereof, the Subordinated Lender shall be subrogated to the rights of the Senior Lenders to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness to the extent that distributions otherwise payable to the Subordinated Lender have been applied to the Senior Indebtedness, until all amounts payable under the Subordinated Indebtedness shall have been paid in full. For purposes of such subrogation, no payments or distributions to the Senior Lenders of any cash, property or securities to which the Subordinated Lender would be entitled except for the provisions of this Agreement, and no payment pursuant to the provisions of this Agreement to the Senior Lenders by the Subordinated Lender shall, as among the Companies and their creditors other than the Senior Lenders, be deemed to be a payment or distribution by either Company to or on account of the Senior Indebtedness. If either Company fails to make any payment on account of the Subordinated Indebtedness by reason of any provision contained herein, such failure shall, notwithstanding such provision contained herein, constitute a default with respect to the Subordinated Indebtedness if and to the extent such failure would otherwise constitute such a default in accordance with the terms of the Subordinated Indebtedness.

      23. Termination of Agreement. This Agreement shall continue and shall be irrevocable until the date all of the Senior Indebtedness has been Finally Paid or otherwise discharged and released in an express writing to such effect by the Senior Lenders.

      24. Reinstatement. The obligations of the Subordinated Lender under the Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Indebtedness is rescinded or must otherwise be restored or returned by any Senior Lender by reason of any bankruptcy, reorganization, arrangement, composition or similar proceeding or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Company, any Obligor or any substantial part of its property, or otherwise, all as though such payment had not been made.

      25. Legends. Until the termination of this Agreement, the Subordinated Lender will cause to be clearly, conspicuously and prominently inserted (or otherwise attached thereto) on the face of the Subordinated Note and any other Subordinated Document, as well as any renewals or replacements thereof, the following legend:

      "THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO

      THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF OCTOBER 7, 2003 AMONG ARGENT FUND MANAGEMENT LTD., AKORN, INC., A LOUISIANA CORPORATION ("AKORN"), AND AKORN (NEW JERSEY), INC., AN ILLINOIS CORPORATION ("AKORN NJ"; TOGETHER WITH AKORN, EACH A "COMPANY" AND COLLECTIVELY THE "COMPANIES") AND LASALLE BANK NATIONAL ASSOCIATION (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, THE "SENIOR AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANIES PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF OCTOBER 7, 2003 AMONG THE COMPANIES, THE SENIOR AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AND THE OTHER LOAN DOCUMENTS (AS DEFINED IN THE CREDIT AGREEMENT) AS SUCH CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS MAY BE AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS THEREUNDER AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT."

      Each Company's relevant books shall be marked to evidence the subordination of all of the Subordinated Indebtedness to the holders of Senior Indebtedness, in accordance with the terms of this Agreement. Each Senior Lender is authorized to examine such books from time to time in accordance with the terms of the Credit Agreement and to make any notations required by this Agreement.

      26. Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. EACH COMPANY AND THE SUBORDINATED LENDER HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY EACH COMPANY OR THE SUBORDINATED LENDER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT SHALL BE LITIGATED IN A COOK COUNTY, ILLINOIS COURT OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF ANY SENIOR LENDER INITIATES SUCH ACTION, IN ADDITION TO THE FOREGOING COURTS, ANY COURT IN WHICH SUCH SENIOR LENDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. EACH COMPANY AND THE SUBORDINATED LENDER HEREBY EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY ANY SENIOR LENDER AND HEREBY WAIVE ANY CLAIM THAT SUCH COURTS ARE AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED

UPON LACK OF VENUE. THE EXCLUSIVE CHOICE OF FORUM AS SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT, BY ANY SENIOR LENDER, OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING, BY ANY SENIOR LENDER, OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND EACH COMPANY AND THE SUBORDINATED LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK SUCH JUDGMENT OR ACTION.

      27. Jury Trial. THE SENIOR AGENT, THE SUBORDINATED LENDER AND EACH COMPANY WAIVE TRIAL BY JURY IN ANY DISPUTE ARISING FROM, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

      28. Severability. The provisions of this Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, it is the intent of the parties that such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, and that this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      29. Counterparts. This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof.

      30. Sections. The section headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

      31. Defines Rights of Creditors. The provisions of this Agreement are solely for the purpose of defining the relative rights of the Senior Lenders and the Subordinated Lender and shall not be deemed to create any rights or priorities in favor of any other Person, including each Company.


                            [signature pages follow]

      The parties hereto have executed this Agreement as of the date first above written.

COMPANIES:                           AKORN, INC.


                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     AKORN (NEW JERSEY), INC.


                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

SENIOR AGENT:                        LASALLE BANK NATIONAL ASSOCIATION



                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

SUBORDINATED LENDER:                 ARGENT FUND MANAGEMENT LTD.


                                     By:
                                           -------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                                     ANNEX I

                                NOTICE ADDRESSES

COMPANIES:

c/o Akorn, Inc.
2500 Milbrook Drive
Buffalo Grove, Illinois 60089
Attention: Chief Financial Officer
Facsimile: (847) 279-6123


SENIOR AGENT:

LaSalle Bank National Association
135 South LaSalle Street
Chicago, Illinois 60603
Attention: Patrick O'Toole
Facsimile: (312) 904-0522


SUBORDINATED LENDER:

Argent Fund Management Ltd.

----------------------

----------------------

----------------------
Attention:
           -----------
Facsimile:
           -----------